Exhibit 99.906CERT

Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Trustee and Principal Executive Officer of KraneShares Trust, with respect to the registrant’s Form N-CSRS for the period ended September 30, 2016 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.        such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: December 7, 2016

/s/ Jonathan Krane_______________

Jonathan Krane

Trustee and Principal Executive Officer

Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Principal Financial Officer of KraneShares Trust, with respect to the registrant’s Form N-CSRS for the period ended September 30, 2016 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.        such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: December 7, 2016

/s/ Jonathan Krane_______________

Jonathan Krane

Principal Financial Officer